Exhibit 99.2

Coherus Oncology, Inc. Stockholder FAQ – CVR Dividend

1.	What was announced?

Coherus Oncology announced a special dividend to its stockholders in the form of contingent value rights (“CVR”). Coherus Oncology stockholders will receive one (1) CVR for each one (1) share of Coherus Oncology common stock that they hold of record as of 5:00 p.m. Eastern time on September 30, 2026, which is the “Record Date” for the dividend. For example, if you own 100 shares of Coherus Oncology common stock on the Record Date, you would receive 100 CVRs. The date that the CVRs will be distributed to stockholders, which is the “Distribution Date” for the dividend, is October 7, 2026.

2.	What is a CVR?

CVR stands for contingent value rights, which are contractual agreements that may entitle holders to receive future cash payments if and when certain events occur. In this case, the CVRs relate to the potential future monetization of certain assets associated with Coherus Oncology’s legacy biosimilars business (the “Legacy BioSim Assets”). If Coherus Oncology sells, licenses or otherwise disposes of the Legacy BioSim Assets, holders of CVRs will generally be entitled to receive the net cash proceeds received by Coherus Oncology from such dispositions during the term of the CVRs, which is two years from the Distribution Date. The terms of the CVRs are set forth in, and the CVRs are governed by, the Contingent Value Rights Agreement by and between Coherus Oncology and Equiniti Trust Company, LLC, as rights agent (the “CVR Agreement”). We have filed the CVR agreement with the SEC. It is attached as an exhibit to a Form 8-K, which may be retrieved either through the SEC’s EDGAR system at www.sec.gov and linked on the Coherus Oncology investor relations page at investors.coherus.com.

3.	What are the Legacy BioSim Assets?

The Legacy BioSim Assets include:

●	Patents and intellectual property
●	Royalties under an existing license agreement
●	Cell lines
●	Related materials such as laboratory notebooks, regulatory filings, and product samples.

4.	What is a CVR dividend?

A CVR dividend is a distribution of CVRs by Coherus Oncology pro rata to all existing common stockholders. As with a cash dividend, stockholders do not need to pay any amount to receive the distribution.

5.	Why is Coherus Oncology issuing CVRs?

The Legacy BioSim Assets represent the remaining assets from our legacy biosimilars business, which is no longer part of our operating strategy. The CVRs are intended to give our existing stockholders the opportunity to participate directly in any potential future value that we realize from these Legacy BioSim Assets. Coherus Oncology will not receive any proceeds from the issuance of the CVR dividend.

6.	How will the CVRs result in a payment?

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Holders of CVRs may be entitled to receive payments if Coherus Oncology receives cash proceeds during the term of the CVR from:

●	Licensing or royalty arrangements with third parties relating to the Legacy BioSim Assets, and/or
●	The sale or other disposition of any or all of the Legacy BioSim Assets.

Any payments would be based on the net cash proceeds actually received by Coherus Oncology for the Legacy BioSim Assets during the CVR term. In calculating the net cash proceeds, we will reduce the gross cash proceeds we receive by transaction expenses, taxes and other expenses arising in connection with sale process for the Legacy BioSim Assets and maintenance of the Legacy BioSim Assets and has retained an investment bank as a capital markets advisor to assist the Company in this regard.

In addition, the Company is party to the Loan and Security Agreement, dated as of August 12, 2026, with Innovatus Life Sciences Lending Fund I, L.P., as collateral agent, and the lenders thereunder, which contains certain restrictions on the disposition of the Legacy BioSim Assets and payments under the CVR.

There is no guaranteed payment on the CVRs, and no minimum amount is payable under the CVRs. It is possible that the CVRs could expire at the end of the CVR term without any payment to holders of CVRs.

7.	When would any payment be made?

Payments on the CVRs, if any, would generally be made on a quarterly basis in arrears.

8.	Do the CVRs pay interest?

No. The CVRs will not bear interest.

9.	Will the CVR issuance dilute my ownership in Coherus Oncology?

No. The distribution of the CVRs will not dilute your ownership interest in Coherus Oncology. You will continue to hold your shares of Coherus Oncology common stock after the distribution. The CVRs are separate contractual rights distributed as a special dividend, and do not represent equity or ownership interests in Coherus Oncology.

10.	What do I have to do to receive the CVRs?

Generally, no action is required if you are a stockholder as of the Record Date and your shares have not been lent out to your broker or other parties. If your shares of Coherus Oncology common stock are being rehypothecated or loaned out, other mechanics may apply. Contact your broker or, to the extent your shares are held in a registered account with Coherus Oncology’s transfer agent, contact Client Services at Equiniti Trust Company, LLC, for details.

11.	I hold my shares in an online brokerage account. How will I receive my CVRs?

We believe that your broker will be responsible for crediting your account with CVRs if you hold shares as of the Record Date and such shares are not being rehypothecated or loaned out. If your shares are being rehypothecated or loaned out, other mechanics may apply. It is possible that you will not receive the CVRs if your shares are rehypothecated or loaned out as of the Record Date. In all cases you should contact your broker directly for confirmation and any other information regarding timing and access to CVRs, including the mechanics for payments under the CVRs.

12.	How will stockholders who hold shares through DTC receive CVRs?

With respect to stockholders that hold shares of Coherus Oncology common stock directly or indirectly through The Depository Trust Company (“DTC”), on the Distribution Date, Equiniti Trust Company, LLC, in its capacity as transfer agent (“Equiniti”), will register Cede & Co., nominee of DTC (“Cede”), as the holder of record of CVRs at a ratio of 1:1 for each share of Coherus Oncology common stock held of record by Cede. It is Coherus Oncology’s understanding that DTC will credit the accounts of its participants (“Participants” or “DTC Participants”) with CVRs and these Participants will in turn credit the relevant accounts of its customers that hold Coherus Oncology common stock on the books of the Participant. Neither Coherus Oncology nor Equiniti is responsible for the recording of the CVRs by DTC to its Participants or by any Participant in DTC to the underlying beneficial owners. In all cases you should contact your broker directly for confirmation and any other information regarding timing and access to CVRs, including the mechanics for payments under the CVRs.

13.	How will stockholders who are registered holders or hold through a non-DTC custodian receive CVRs?

For stockholders that hold shares of Coherus Oncology common stock other than through DTC, on the Distribution Date, Equiniti, in its capacity as transfer agent, will record the distributions of the CVR to each record holder on its books and records. To the extent that there are stockholders holding shares of Coherus Oncology common stock through broker-dealers, banks or other custodians that are not, directly or indirectly, DTC Participants, these broker-dealers, banks and other custodians will receive book-entry statements from Equiniti reflecting the CVR distribution and the applicable broker-dealer, bank or other custodian will in turn credit the CVRs to the relevant client account holding Coherus Oncology common stock. Neither Coherus nor Equiniti is responsible for the recording of the CVRs by any such broker-dealer, bank or other custodian to the underlying beneficial owners. In all cases you should contact your broker directly for confirmation and any other information regarding timing and access to CVRs, including the mechanics for payments under the CVRs.

14.	How are the CVRs handled for shares held in a retirement brokerage account?

While we expect that in some cases CVRs will be credited to your retirement brokerage account, because retirement accounts may be subject to specific administrative or tax rules, we recommend that you consult your retirement broker, advisor and/or plan administrator, as applicable.

15.	Will I get a certificate for my CVRs?

No. CVRs are not certificated. Your rights are recorded electronically. No physical certificate will be issued.

16.	Can I sell my CVRs? Will they trade publicly?

No. The CVRs are non-transferable and may not be sold, assigned, or otherwise transferred, except in limited circumstances by operation of law or will. The CVRs will not be listed on any securities exchange, and there will be no public trading market for the CVRs.

17.	When will the CVRs expire?

The term of the CVRs is two years from the date of distribution of the CVRs, which will be October 7, 2026. Accordingly, the CVRs will expire on October 7, 2028.

18.	Do non-U.S. stockholders qualify to receive CVRs?

We expect that all holders of our common stock on the Record Date will be entitled to receive the CVRs. We are not aware of any restrictions on international stockholders receiving CVRs. If you are a non-U.S. stockholder, we encourage you to consult with your advisors concerning the CVRs.

19.	What’s the last day I can buy Coherus Oncology shares and still receive the CVRs?

We believe that in most cases you must purchase shares of Coherus Oncology common stock no later than close of trading on September 29, 2026 in order to receive the CVRs in respect of those shares. Purchases made on or before September 29, 2026 would normally settle in time for you to be a holder at close of business on the Record Date, and thus the shares purchased would be eligible to receive the CVRs. If you buy shares on the Record Date or later, you will not receive any CVRs in respect of those shares. In other words, September 29, 2026 is the expected ex-dividend date—the first trading day on which Coherus Oncology shares no longer carry the right to receive the CVRs.

20.	For U.S. taxpayers, how will the CVR distribution and any payments be treated for tax purposes?

There is substantial uncertainty as to the tax treatment of the CVRs. No authority is directly on point as to the amount, timing and character of any gain, income or loss with respect to the CVRs. For example, it is possible that contingent value rights with characteristics similar to the CVRs should be treated as a distribution of property with respect to common stock, a distribution of equity, a “debt instrument” or an “open transaction” for U.S. federal income tax purposes. It is therefore not possible to express a definitive conclusion as to the U.S. federal income tax treatment of receipt of the CVRs, the payments (if any) made pursuant to the CVRs or the termination of the CVRs.

Based on the specific characteristics of the CVRs, Coherus Oncology does not intend to treat the distribution of the CVRs as a taxable distribution of property for U.S. federal income tax purposes. However, we expect any future cash payments on the CVRs to be taxable to the holders for U.S. federal income tax purposes. No assurance can be given, however, that the IRS would not assert, or that a court would not sustain, a position contrary to this intended treatment. No advance ruling has been or will be sought from the IRS regarding the CVRs.

We do not provide tax advice to our stockholders, and you are encouraged to consult your tax advisors regarding the tax consequences of receiving the CVRs and any potential payments thereunder. Tax treatment may vary based on a stockholder’s tax domicile as well as other factors, so both U.S. and non-U.S. stockholders should seek independent tax advice.

21.	Can I access a copy of the full CVR Agreement?

Yes. We have filed the CVR Agreement with the SEC. It is attached as an exhibit to a Form 8-K, which may be retrieved either through the SEC’s EDGAR system at www.sec.gov and linked on the Coherus Oncology investor relations page at investors.coherus.com.

22.	Whom do I contact with additional questions?

Contact our transfer agent, Equiniti Trust Company, or our investor relations department directly through the contact provided below.

Transfer Agent

Equiniti Trust Company, LLC

Attn: Account Management Team

1110 Centre Pointe Curve, Suite 101

Mendota Heights, Minnesota 55120-4101

Email: EQSS-AccountManagement@equiniti.com

Investor Relations

Carrie Graham
VP, Investor Relations & Advocacy
IR@coherus.com

If your bank or broker holds your shares, you should also call your bank or broker for additional information.

Forward-Looking Statements

The statements in this FAQ include express or implied forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended about Coherus Oncology that involve risks and uncertainties relating to future events and the future performance of Coherus Oncology. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: anticipated distribution of the CVRs; the expected record date and distribution date; the potential monetization of the Coherus Oncology’s legacy biosimilars assets; the timing and likelihood of any payments to holders of the CVRs; the potential impact of Coherus Oncology’s 2026 Loan Agreement on its ability to make CVR payments; and other statements that are not historical facts; and the assumptions underlying or relating to such statements.

These forward-looking statements are based on Coherus Oncology’s current plans, estimates and projections. Such forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those contemplated in any forward-looking statements. Such risks and uncertainties include, without limitation: uncertainties about the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on Coherus’ prospects, business and operations in the future; risks and uncertainties in executing collaboration agreements and other joint ventures; risks and uncertainties of conducting clinical trials; the risks of Coherus Oncology’s dependence on an ability to raise funds, which may not be available on acceptable terms or at all; and risks and uncertainties of any litigation, regulatory actions and other legal proceedings.

All forward-looking statements contained in this FAQ speak only as of the date of this FAQ. Coherus Oncology undertakes no obligation to update or revise any forward-looking statements. For a further discussion of these and other factors that could cause Coherus Oncology’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in Coherus Oncology’s Quarterly Report on Form 10-Q for the period ended June 30, 2026, filed with the SEC on August 5, 2026, as updated by Coherus Oncology’s subsequent reports filed with the SEC.

Important Information

This FAQ contains a general summary of the CVRs. Please read the CVR Agreement for important information concerning the CVRs, which we have filed as an exhibit to a Form 8-K with the SEC and have made available at the Coherus Oncology investor relations page at investors.coherus.com. The CVRs have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as the distribution of a CVR for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act.